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                                            (SEC FILE NO. 333-56286 / 811-10307)

             NEW YORK LIFE INVESTMENT MANAGEMENT INSTITUTIONAL FUNDS


                         SUPPLEMENT DATED JUNE 18, 2002
         TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2002

         The information provided below should be inserted on page 25 of the Statement of Additional Information immediately preceding the section, "Trustees and Officers."

NON-FUNDAMENTAL POLICIES RELATED TO FUND NAMES

Certain of the Trust's Funds have names that suggest the Fund will focus on a type of investment, within the meaning of the SEC's Rule 35d-1. The Trust has adopted a non-fundamental policy for each of these Funds to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. The affected Funds and their corresponding 80% policies are:

     New York Life Investment Management Institutional U.S. Government Cash Fund - to invest, under normal circumstances, at least 80% of its assets in U.S. Government securities; and

     New York Life Investment Management Institutional Treasury Cash Fund - to invest, under normal circumstances, at least 80% of its assets in U.S. Treasury securities.

Furthermore, with respect to each of these Funds, the Trust has adopted a policy to provide each Fund's shareholders with at least 60 days prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described above.